UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 5, 2005

HYTEK MICROSYSTEMS, INC.

(Exact name of registrant as specified in its charter)

California	0-11880	94-2234140
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Hot Springs Road

Carson City, NV 89706

(Address of principal executive offices, including zip code)

(775) 883-0820

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 5, 2005, the registrant issued a press release announcing its financial results for the three months ended April 2, 2005. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99.1	Press Release dated May 5, 2005, of Hytek Microsystems, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYTEK MICROSYSTEMS, INC.
Date: May 5, 2005
	By:	/s/ Philip S. Bushnell
Philip S. Bushnell Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated May 5, 2005, of Hytek Microsystems, Inc.